UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 24, 2018
(Date of earliest event reported)	May 23, 2018

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described under Item 5.07 below, our shareholders approved the ONEOK, Inc. Equity Incentive Plan (the “2018 EIP”) at our 2018 annual meeting of shareholders held on May 23, 2018.

A summary of the 2018 EIP is set forth in our definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2018 (the “Proxy Statement”). That summary, and the references to the 2018 EIP within this report, are qualified in their entirety by reference to the actual terms of the 2018 EIP, which is attached as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2018 annual meeting of shareholders on May 23, 2018. The matters voted upon at the meeting and the results of such voting are set forth below.

1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at the later of our annual meeting of shareholders in 2019 or upon a successor being elected and qualified, as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	Brian L. Derksen	301,045,770	4,405,799	1,086,522	71,980,125
	Julie H. Edwards	300,326,908	5,247,032	964,151	71,980,125
	John W. Gibson	299,335,702	6,303,622	898,767	71,980,125
	Randall J. Larson	303,049,386	2,514,387	974,318	71,980,125
	Steven J. Malcolm	300,971,692	4,539,932	1,026,467	71,980,125
	Jim W. Mogg	299,181,287	6,345,586	1,011,218	71,980,125
	Pattye L. Moore	298,313,762	7,289,954	934,375	71,980,125
	Gary D. Parker	298,040,208	7,354,598	1,143,285	71,980,125
	Eduardo A. Rodriguez	298,156,194	7,406,514	1,143,285	71,980,125
	Terry K. Spencer	301,948,000	3,721,768	868,323	71,980,125

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2018, was ratified by a majority of the votes cast as follows:

		Votes For 368,617,539	Votes Against 8,510,496	Abstain 1,390,181

	3. The ONEOK, Inc. Equity Incentive Plan was approved by a majority of the votes cast as follows:

	Votes For 291,819,450	Votes Against 12,547,584	Abstain 2,170,597	Broker Non-Votes 71,980,585

4. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2018 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

	Votes For 294,619,397	Votes Against 9,318,171	Abstain 2,600,063	Broker Non-Votes 71,980,585

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

99.1		The ONEOK, Inc. Equity Incentive Plan (incorporated by reference to Appendix A to ONEOK, Inc.’s definitive proxy statement on Schedule 14A filed on April 5, 2018 (File No. 1-13643)).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 24, 2018	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs

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